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                                                              EXHIBIT 99.906CERT

 CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906
                             OF THE SARBANES-OXLEY ACT

I, Stuart D. Bilton, Chief Executive Officer of Aston Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: 6/27/11                         /s/Stuart D. Bilton
                                      -----------------------------------------
                                      Stuart D. Bilton, Chief Executive Officer
                                      (principal executive officer)

I, Laura M. Curylo, Treasurer and Chief Financial Officer of Aston Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 6/27/11                       /s/ Laura M. Curylo
                                    ----- ------------------------------------
                                    Laura M. Curylo, Treasurer and
                                    Chief Financial Officer
                                    (principal financial officer)